Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
The components of our income tax provision for the years ended December 31, were as follows:

(millions)	2021	2020	2019
Current tax provision
Federal	$739.5	$1,395.7	$1,133.2
State	20.7	35.6	27.3
Deferred tax expense
Federal	98.6	35.8	16.8
State	0.3	1.5	3.0
Total income tax provision	$859.1	$1,468.6	$1,180.3

The provision for income taxes in the consolidated statements of comprehensive income differed from the statutory rate for the years ended December 31, as follows:

(millions)	2021		2020		2019
Income before income taxes	$4,210.0		$7,173.2		$5,160.3
Tax at statutory federal rate	$884.1	21%	$1,506.4	21%	$1,083.7	21%
Tax effect of:
Reversal of prior year tax credits	0	0	0	0	163.2	3
Tax credits[1]	(9.9)	0	(5.4)	0	(43.9)	(1)
Stock-based compensation	(19.4)	(1)	(22.7)	(1)	(25.9)	(1)
Tax-deductible dividends	(9.4)	0	(25.1)	(1)	(14.6)	0
Tax-preferenced investment income	(13.2)	0	(15.2)	0	(14.0)	0
Nondeductible compensation expense	8.4	0	6.4	0	8.1	0
State income taxes, net of federal taxes	16.6	0	29.3	1	24.0	1
Other items, net	1.9	0	(5.1)	0	(0.3)	0
Total income tax provision	$859.1	20%	$1,468.6	20%	$1,180.3	23%
[1] Included in the amount for 2019 is $38.1 million of benefits on investments in federal renewable energy tax credit funds.
In late December 2018, we learned of allegations of potential fraudulent conduct by the sponsor of three tax credit fund investments we made from 2016 through 2018, including information about ongoing federal investigations. Based on our investigations and other information that became available to us, we concluded the sponsor had committed fraud through these tax credit funds and that all the tax credits and other tax benefits related to those investments were not valid. As a result, during 2019, we increased our provision for income taxes by $163.2 million ($252.0 million current income taxes payable, offset by $88.8 million reduction of deferred tax liability), principally reflecting the total reversal of the tax credits and other tax benefits previously recognized from certain renewable energy investments, plus interest. In addition, we made deposits of $152.1 million for tax years 2017 and 2016 to stop additional interest from accruing. During 2020, $48.8 million of this deposit was applied against our 2016 tax liability, including interest. During 2021, the remainder of the deposit was applied against our 2017 tax liability, including interest. The principals of the sponsor and various other individuals have pleaded guilty to federal criminal charges relating to the fraudulent tax credit funds, and some have been convicted.
Deferred income taxes reflect the tax effects of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The following table shows the components of the net deferred tax liability at December 31:

(millions)	2021	2020
Federal deferred income tax assets:
Unearned premiums reserve	$642.7	$552.5
Loss and loss adjustment expense reserves	224.3	170.0
Non-deductible accruals	220.8	238.2
Operating lease liabilities	37.9	37.4
Investment basis differences	19.1	18.6
Hedges on forecasted transactions	4.0	4.1
Other	7.2	25.8
Federal deferred income tax liabilities:
Net holding period gains on equity securities	(811.1)	(620.5)
Deferred acquisition costs	(284.7)	(259.8)
Property and equipment	(94.6)	(105.6)
Operating lease assets	(37.9)	(37.4)
Loss and loss adjustment expense reserve transition adjustment	(32.3)	(39.3)
Intangible assets	(16.9)	(27.6)
Net unrealized gains on fixed-maturity securities	(15.0)	(253.4)
Prepaid expenses	(6.8)	(5.5)
Other	(9.6)	(7.5)
Net federal deferred income taxes	(152.9)	(310.0)
State deferred income tax assets[1]	16.3	11.9
State deferred income tax liabilities[1]	(1.5)	(4.0)
Total	$(138.1)	$(302.1)
[1] Deferred assets and liabilities are recorded in other assets and accounts payable, accrued expenses, and other liabilities, respectively, on the consolidated balance sheets.
Although realization of the deferred tax assets is not assured, management believes that it is more likely than not that the deferred tax assets will be realized based on our expectation that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes and, therefore, no valuation allowance was needed at December 31, 2021 or 2020.
At December 31, 2021, we had $19.2 million of net taxes recoverable (included in other assets on our consolidated balance sheets), compared to $163.5 million of net taxes payable (included in other liabilities on our consolidated balance sheets) at December 31, 2020. Net taxes payable at December 31, 2020, included the impact from the reversal of the tax credit benefits for 2017.
The Progressive Corporation and its subsidiaries file a consolidated federal income tax return. As a result of the acquisition of The Protective Insurance Corporation and subsidiaries (Protective Insurance), Protective Insurance will be included in The Progressive Corporation consolidated federal income tax return for the period from June 1, 2021, to December 31, 2021 (see Note 17 – Acquisition for additional discussion). We will file a final consolidated federal income tax return for Protective Insurance for the period from January 1, 2021, to May 31,
2021. ARX Holding Corp. and its subsidiaries (ARX) has been included in the consolidated federal income tax return since April 2018, which is when our ownership interest in ARX first exceeded 80%.
The Progressive Corporation and its eligible subsidiaries participated in the Compliance Assurance Program (CAP) from 2007 through 2018. Under CAP, the IRS begins its examination process for the tax year before the tax return is filed, by examining significant transactions and events as they occur; however, a CAP examination does not include equity investments in pass-through entities in which the taxpayer owns less than 100% (e.g., partnerships, joint ventures, etc.). The goal of the CAP program is to expedite the exam process and to reduce the level of uncertainty regarding a taxpayer’s tax filing positions.
All federal income tax years prior to 2018 are closed to examination for The Progressive Corporation, ARX, and Protective Insurance. The IRS CAP exam for 2018 for The Progressive Corporation has been completed and the return was accepted as filed. We consider 2018 to be effectively settled for The Progressive Corporation (other than with respect to equity investments in pass-through entities) while the 2019 through 2021 tax years remain open to examination. For ARX, only the short 2018 tax year remains open to examination. Tax years 2018 through 2020 and the short period 2021 tax year remain open to examination for Protective Insurance.
The statute of limitations for state income tax purposes generally remains open for three to four years from the return filing date, depending upon the jurisdiction. There has been no significant state income tax audit activity.
We recognize interest and penalties, if any, as a component of income tax expense. For the years ended December 31, 2021, 2020, and 2019, $0.1 million, $0, and $9.9 million, respectively, of interest and penalties expense has been recorded in the tax provision. We have not recorded any unrecognized tax benefits, or related interest and penalties, as of December 31, 2021 and 2020.